SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 13, 2003

Claire’s Stores, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-8899	59-0940416

(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

3 S.W. 129th Avenue, Pembroke Pines, Florida	33027

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (954) 433-3900

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

SIGNATURES
Index to Exhibits
Ex-99.1 Press Release

Item 9.    Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release (the “Release”) that Claire’s Stores, Inc. (the “Registrant”) issued on March 13, 2003 reporting its earnings for the fiscal fourth quarter and full year ended February 1, 2003.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Release of Claire’s Stores, Inc. — March 13, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC

Date: March 17, 2003	By:	/s/ Ira D. Kaplan

Ira D. Kaplan Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release of Claire's Stores, Inc. -- March 13, 2003